EXHIBIT 10-W

     STOCK OPTION AGREEMENT made as of the 15th day of April 2000 between SANDATA, INC., a Delaware corporation (the "Company"), and Stephen Davies (the "Optionee").

     WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;

     WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the "Grant") the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1998 Stock Option Plan (the "Plan") and upon and subject to the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to One Hundred Thousand (100,000) Common Shares of the Company (the "Option Shares") during the following periods:

     (a) All or any part of Thirty-Three Thousand Three Hundred Forty (33,340) Common Shares may be purchased during the period commencing on January 31, 2001 and terminating at 5:00 P.M. on January 31, 2007 (the "Expiration Date").

     (b) All or any part of Thirty-Three Thousand Three Hundred Thirty (33,330) Common Shares may be purchased during the period commencing on January 31, 2002 and terminating at 5:00 P.M. on the Expiration Date.

     (c) All or any part of Thirty-Three Thousand Three Hundred Thirty (33,330) Common Shares may be purchased during the period commencing on January 31, 2003 and terminating at 5:00 P.M. on the Expiration Date.

     2. NATURE OF OPTION. Such Options to purchase the Option Shares are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be Three Dollars and no cents ($3.00) (the "Option Price"). The Company shall pay all original issue or transfer taxes on the exercise of the Option.

     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby.

     5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     6. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     7. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     9. REGISTRATION. The underlying shares will be registered whenever the next Registration Statement is filed.

     10. ACCELERATION. If the Company is separated or reorganized, or merged or consolidated with another corporation during the Employment Period (as defined in that certain Employment Agreement between Stephen Davies and Sandata, Inc dated April 15, 2000), there shall be substituted for the shares issuable upon exercise of the outstanding Options an appropriate number of shares of each class of stock, other securities or other assets of the separated or reorganized, or merged or consolidated corporation which were distributed to the shareholders of the Company in respect of such shares; provided, however, that 100% of the total number of options may be exercised in full by the Optionee as of the effective date of any such separation, reorganization, merger, or consolidation of the Company without regard to the installment exercise provisions of this Stock Option Agreement, by the Optionee giving notice in writing to the Company of his intention to so exercise.

     11. ANTI DILUTION. The number of shares underlying the options governed by this Agreement and the purchase price thereof will be adjusted to reflect any stock splits, reorganizations, recapitalizations or similar transactions.

     12. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                               SANDATA, INC.



                                               By:__________________________


                                               /s/Stephen Davies
                                               Signature of Optionee


                                                      Stephen Davies
                                               _____________________________
                                               Name of Optionee

                                               _____________________________
                                               Address of Optionee

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                                   EXHIBIT A

                                 SANDATA, INC.

                              OPTION EXERCISE FORM

     The undersigned hereby irrevocably elects to exercise the within Option dated April 15, 2000 to the extent of purchasing Common Shares of Sandata, Inc. The undersigned hereby makes a payment of $ in payment therefor.


                                                       Stephen Davies
                                                ____________________________
                                                Name of Optionee

                                                ____________________________
                                                Signature of Optionee

                                                ____________________________
                                                Address of Holder

                                                ____________________________
                                                Date